Commitments - Future Minimum Lease Payments (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2016	$ 1,523
2017	1,573
2018	1,208
Total minimum lease payments	$ 4,304